Exhibit 99.7

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superceded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITAION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

Note:All Runs to Call
  ============================================================================
                       Deutsche Bank Securities CMO Model
  ============================================================================
  ============================================================================
                              Price / Yield Report
  ============================================================================

                       ---------
Bond Type                WACIO
                       ---------
                       ----------------
Bond Name                      XC
                       ----------------
                       ----------------                                               ----------------
Original Balance       1,702,020,822.00                          Current Balance      1,702,020,822.00
                       ----------------                                               ----------------
                       ---------                                                      ----------------
Original Coupon        0.037979%                                 Current Coupon       0.037979%
                       ---------                                                      ----------------
                       ----------------
Deal Description       COMM2005LNP5_RED
                       ----------------
                       ---------                                                      ----------------
Orig. Cutoff Date        4/1/05                                  Dated Date              4/1/05
                       ---------                                                      ----------------
                       ---------                                                      ----------------
Settlement Date         4/29/05                                  First Payment Date     5/10/05
                       ---------                                                      ----------------


Market Levels              TSY03M     TSY06M     TSY01Y    TSY02Y     TSY03Y     TSY05Y     TSY10Y     TSY30Y
                       ---------------------------------------------------------------------------------------
                           3.7084     3.7084     3.7084    3.7084     3.8572     4.0983     4.4397     4.7387
                       ---------------------------------------------------------------------------------------
Swap Table                 SWP01Y     SWP02Y     SWP03Y    SWP04Y     SWP05Y     SWP06Y     SWP07Y     SWP08Y     SWP09Y    SWP10Y
                       -----------------------------------------------------------------------------------------------------------
                           42.960     42.960     47.329    47.526     46.522     48.094     49.566     48.738     48.860    46.782
                       -----------------------------------------------------------------------------------------------------------
                           SWP12Y     SWP15Y     SWP20Y     SWP25Y     SWP30Y    SWP40Y
                       ----------------------------------------------------------------
                           56.032     59.057     60.082     57.057     51.682    51.682
                       ----------------------------------------------------------------
                       -------------------------------------------------------------------------------------------------------------
Report Generated       Tue Apr 12 13:32:08 2005 (v.3.test)
                       /home/abehlman/emikus/deals/cmbs/comm05lnp5/red/comm05lnp5_0407.cmo,
                       /data/strgrp/tsy/comm05lnp5_0406.level,
                       /home/abehlman/tmp/p16274/X1_PRIN_S7_X1_py.csv
                       -------------------------------------------------------------------------------------------------------------



                           X1         X2         X4         X5         X4_0        X5_0
            -------------------------------------------------------------------------------
              0.729690       6.20        7.22       2.80       1.11        4.04        2.49
            -------------------------------------------------------------------------------

                       --------------------------------------------------------------------
Ave Life                    7.193       7.444      6.951      6.837       7.183       7.060
                       --------------------------------------------------------------------
                       --------------------------------------------------------------------
Mod Dur                     5.552       5.485      5.333      5.212       5.287       5.183
                       --------------------------------------------------------------------
                       --------------------------------------------------------------------
Window                  5/05-9/19  5/05-12/19  5/05-9/19  5/05-9/19  5/05-12/19  5/05-12/19
                       --------------------------------------------------------------------
                       --------------------------------------------------------------------
Sprd/Avl                 195.0/av    295.5/av  -143.4/av  -311.2/av    -20.8/av   -175.4/av
                       --------------------------------------------------------------------

                       --------------------------------------------------------------------------------
X1                                              Lockout YM only;100% CPR
                       --------------------------------------------------------------------------------
                       --------------------------------------------------------------------------------
X2                                               Lockout YM only;0% CPR
                       --------------------------------------------------------------------------------
                       --------------------------------------------------------------------------------
X4                     Lockout YM only;100% CPR;0% CDR FOR 24 Months, 2% CDR, 65% Recovery,12 Month Lag
                       --------------------------------------------------------------------------------
                       --------------------------------------------------------------------------------
X5                     Lockout YM only;100% CPR;0% CDR FOR 24 Months, 3% CDR, 65% Recovery,12 Month Lag
                       --------------------------------------------------------------------------------
                       --------------------------------------------------------------------------------
X4_0                   Lockout YM only;0% CPR;0% CDR FOR 24 Months, 2% CDR, 65% Recovery,12 Month Lag
                       --------------------------------------------------------------------------------
                       --------------------------------------------------------------------------------
X5_0                   Lockout YM only;0% CPR;0% CDR FOR 24 Months, 3% CDR, 65% Recovery,12 Month Lag
                       --------------------------------------------------------------------------------


addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITAION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

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